BLACKROCK WORLD INCOME FUND INC.

Supplement Dated June 15, 2007
to the Prospectus dated April 26, 2007

The following changes are made to the Prospectus of BlackRock
World Income Fund, Inc.

The section in the prospectus captioned "How the Fund Invests -
About the Portfolio Managers" on page 9 is amended as follows:

The description of the Fund's portfolio manager is deleted and the following description is inserted below the heading:

The Fund is managed by a team of investment professionals.
Andrew Gordon and Imran Hussain are the Fund's lead portfolio managers and are responsible for the day-to-day management of the Fund's portfolio. James Keenan and Jeff Gary are also members of the Fund's portfolio management team.

In addition, in the section captioned "Management of the Fund -
BlackRock Advisors, LLC"   the discussion of the portfolio managers
beginning on page 43 is deleted in its entirety and replaced with the following:
The Fund is managed by a team of investment professionals.
 The Fund's lead portfolio managers are Andrew Gordon, Managing Director at BlackRock Financial Management, Inc. ("BFM") since 1996, and Imran Hussain,
Managing Director at BFM since 2005.  Messrs. Gordon and
Hussain are responsible
for the day-to-day management of the Fund's portfolio. James Keenan, CFA, Director of BFM since 2004 and Jeff Gary, Managing Director of BFM since 2003, are also members of the Fund's portfolio management team.
Mr. Gordon has been with BlackRock since 1996 and is a Managing Director thereof and portfolio manager therewith, head of BlackRock's global bond team and a member of the
 Investment Strategy Group.

Mr. Hussain has been with BlackRock since 1998 and is a Managing
Director thereof,  lead portfolio manager for Emerging Markets and a member of BlackRock's Investment Strategy Group.
Mr. Keenan is co-head of the high yield team within
 BlackRock's Fixed Income Portfolio Management Group.
His primary responsibilities are managing portfolios and
directing investment strategy.   Prior to joining BFM in 2004,
Mr. Keenan was a senior high yield trader at Columbia Management Group from 2003 to 2004.
 Mr. Keenan began his investment career at UBS Global Asset Management where he held roles as a trader, research analyst and a portfolio analyst from 1998 through 2003.
Mr. Gary is a portfolio manager of the high yield team within BlackRock's
 Fixed Income Portfolio Management Group. Prior to joining BFM in 2003, he was a Managing Director and portfolio manager with AIG (American General) Investment Group.
Messrs. Gordon, Hussain and Gary have been co-portfolio managers of the Fund since 2006, and Mr. Keenan has been a co-portfolio manager of the Fund since 2007.
The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund.

Code #16102-0407SUP